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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 13, 2004

                          DVI Receivables XVIII, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)

        DELAWARE                     333-74901-02               14-1852990
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     (State or Other                (Commission               (IRS Employer
Jurisdiction of Incorporation)       File Number)         Identification Number)

                    29 DALEY CIRCLE, MARLBOROUGH, MA 01752

       Registrant's Telephone Number, Including Area Code: (508) 460-1585

                      2500 YORK ROAD, JAMISON, PA 18929

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On December 9, 2004, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables XVIII, L.L.C., the servicer report for the payment date December 13, 2004 attached hereto as
Exhibit 99.1 (the "December Report").

USBPS has certified to the December Report. The December Report has not been approved by any third party, including the Trustee.

Item 9. Financial Statements and Exhibits

      (a) Exhibits

            99.1  - DVI Receivables XVIII, L.L.C. 2002-2 Servicer Report for the
                    Payment Date December 13, 2004.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DVI Receivables XVIII, L.L.C.,
                                            by its Managing Member,
                                            DVI Receivables Corp. VIII

                                            By:    /s/ Dennis Buckley
                                                --------------------------
                                                   Dennis Buckley
                                                   Vice President

Dated: December 28, 2004